Exhibit 99.2

QUANTUM VALUE MANAGEMENT, LLC

AND SUBSIDIARIES

BLOOMFIELD HILLS, MICHIGAN

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

For the years ended December 31, 2005 and 2004

QUANTUM VALUME MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

Audited Consolidated Financial Statements

For the Years Ended December 31, 2005 and 2004

GOREN, BONWELL & KELLEY, P.C.

Certified Public Accountants

7031 ORCHARD LAKE ROAD, SUITE 301, WEST BLOOMFIELD, MICHIGAN 48322

(248) 737-0600 FAX (248) 737-4452

June 8, 2006

REPORT OF INDEPENDENT AUDITORS

To the Members

Quantum Value Management, LLC and Subsidiaries

We have audited the accompanying consolidated balance sheets of Quantum Value Management, LLC and Subsidiaries (a limited liability company) as of December 31, 2005 and December 31, 2004, and the related consolidated statements of income, comprehensive income and members’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quantum Value Management, LLC and Subsidiaries as of December 31, 2005 and December 31, 2004, and the result of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Goren, Bonwell & Kelley, P.C.

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED BALANCE SHEETS

As of December 31

	2005	2004
ASSETS
CURRENT ASSETS:
Cash	$900	$1,714,899
Accounts Receivable:
Trade, net of allowance for doubtful accounts of $224,261 and $1,248,418 for 2005 and 2004, respectively	7,137,126	4,512,714
Other		2,416,165
Related parties	284,036	8,999,548
Notes receivable – related parties	5,347,640	3,479,966
Cost & estimated earnings in excess of billings		2,096,524
Inventory	10,393,130	16,170,497
Prepaid expenses	199,471	798,726
Deposits	270,496
Deferred tax assets	773,959	3,412,100

Total current assets	24,406,758	43,601,139

PROPERTY AND EQUIPMENT	1,437,195	4,569,997

OTHER ASSETS:
Bank credit facility costs, net of accumulated amortization	88,889
Security deposits		43,631
Intangible assets, net of accumulated amortization of $226,518 and $254,740 in 2005 and 2004, respectively	3,852,238	11,625,514

Total other assets	3,941,127	11,669,145

Total assets	$29,785,080	$59,840,281

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Lines of credit	$13,732,099	$19,427,492
Short term note payable	20,000,000
Current portion of long-term debt	1,283,571	2,108,162
Accounts payable:
Trade	10,646,009	15,699,153
Other		358,669
Related party	6,727
Notes payable – related entities		3,974,806
Deferred revenue		17,968
Billings in excess of costs		185,488
Accrued Federal income taxes	303,540	107,200
Accrued expenses	2,729,511	4,648,159
Customer deposits	229,767

Total current liabilities	48,931,224	46,527,097
DEFERRED TAXES	566,715	1,050,200
LONG-TERM DEBT	170,315	11,537,088
MEMBERS’ EQUITY	(19,883,174)	725,896

Total liabilities and members’ equity	$29,785,080	$59,840,281

SEE ACCOMPANYING NOTE AND ACCOUNTANT’S REPORT

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED STATEMENTS OF INCOME, COMPREHENSIVE INCOME AND MEMBERS’ EQUITY

From January 1 to December 31

	12 Months Ended Dec. 31, 2005	Percent of Net sales	12 Months Ended Dec. 31, 2004	Percent of Net Sales
NET SALES	$62,092,591	100.00	$90,201,745	100.00
COST OF GOODS SOLD	53,269,904	85.79	76,167,436	84.44

GROSS PROFIT ON SALES	8,822,687	14.21	14,034,309	15.56

OPERATING EXPENSES:
Research and development costs			1,571,926	1.74
General administrative expenses	4,890,059	7.88	12,283,988	13.62
Depreciation and amortization	262,753	0.42	2,070,673	2.30

Total operating expenses	5,152,812	8.30	15,926,587	17.66

OPERATING INCOME (LOSS)	3,669,875	5.91	(1,892,278)	(2.10)

OTHER INCOME (EXPENSE):
Management fees	(121,163)	(0.20)	(500,216)	(0.55)
Interest expense	(2,488,483)	(4.01)	(1,405,195)	(1.56)
Miscellaneous income (expense)	(55,862)	(0.09)	(819,137)	(0.91)

Total other income (expense)	(2,665,508)	(4.29)	(2,724,548)	(3.02)

INCOME BEFORE TAXES AND DISCONTINUED OPERATIONS	1,004,367	1.62	(4,616,826)	(5.12)

Income tax benefit (expense)	(464,799)	(0.75)	1,805,031	2.00

INCOME BEFORE DISCONTINUED OPERATIONS	539,568.87		(2,811,795)	(3.12)

Net gain from disposition of discontinued operations	5,685,526	9.16
Loss from discontinued operations	(1,730,830)	(2.79)	(7,124,414)	(7.90)

NET INCOME (LOSS)	4,494,264	7.24	(9,936,209)	(11.02)

MEMBERS’ EQUITY, BEGINNING	725,896		9,727,508
Capital contributions – current year	4,677,380		1,493,901
Capital distributions – current year	(29,780,714)		(575,834)
Prior year adjustment			16,530
Non-controlling interest in subsidiary equity			1,523,538

Controlling interest in equity	(19,883,174)		2,249,434
Non-controlling interest in equity			(1,523,538)

MEMBERS EQUITY ENDING	$(19,883,174)		$725,896

SEE ACCOMPANYING NOTE AND ACCOUNTANT’S REPORT

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31

	2005	2004
CASH FLOWS FROM OPERATIONS:
Net income (loss)	$4,494,264	$(9,936,209)
Adjustments to reconcile net income to net cash provided by operating activities:
Allowance for doubtful accounts	(844,546)	401,133
Depreciation and amortization	262,753	2,070,673
Unrealized loss on cost in excess of billings	—	1,565,000
Interest expense	—	1,187,734
Loss on sale of fixed assets and discontinued operations	(3,954,696)	5,974,291
Deferred taxes	132,756	(146,190)
Changes in:
Accounts receivable	1,801,209	(4,822,375)
Intercompany receivables	2,412,271	2,122,802
Other receivables	621,723	(1,165,456)
Equipment available for sale or rental	—	1,142,677
Inventory	(813,863)	117,496
Cost and estimated earnings in excess of billings	—	1,841,744
Prepaid expenses	(93,803)	(164,320)
Deposits	(270,493)	—
Deferred tax asset	—	(1,778,100)
Accounts payable and accrued expenses	307,903	2,286,022
Billings in excess of cost	—	185,488
Customer deposits	229,767	—
Deferred tax liability	—	8,000
Deferred revenue	—	17,968
Income taxes payable	203,540	(1,479,286)
Intercompany payables	—	(2,627,340)
Other payables	(593,071)	454,923

Net cash provided by (used in) operating activities	3,895,714	(2,743,325)

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property and equipment	(421,984)	(400,890)
Proceeds from sale of assets	—	20,865
Investment in patents	—	(122,017)
Net activity under related party note receivable	(1,473,665)	(1,983,838)
Proceeds from sale of discontinued operations	—	5,000,000

Net cash provided by (used in) investing activities	(1,895,649)	2,514,120

CASH FLOWS FROM FINANCING ACTIVITIES:
Members’ capital contribution	4,677,380	1,493,901
Distributions to members	(28,480,402)	(575,834)
Net activity under line-of-credit	2,004,417	5,803,357
Bank credit facility costs	(200,000)	—
Proceeds from issuance of contractual obligations	372,137	720,596
Proceeds from short-term borrowings	20,000,000	—
Repayment of long-term debt	(2,087,596)	(6,939,820)

Net cash provided by (used in) financing activities	(3,714,064)	502,200

Net change in cash and cash equivalents	(1,713,999)	272,995

Cash and cash equivalents at beginning of year	1,714,899	1,441,904

Cash and cash equivalents at end of year	$900	$1,714,899

Supplemental disclosures of cash flow information:
Interest paid	$2,509,870	$1,910,867
Income taxes paid	$128,503	$129,855

SEE ACCOMPANYING NOTE AND ACCOUNTANT’S REPORT

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these consolidated financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these consolidated financial statements.

Company Operations

The company is a diversified industrial equipment manufacturer. The company designs, manufactures and markets through distributors, a line of boom truck cranes and sign cranes for the construction industry. These products are marketed under the Manitex and Manitex Skycrane brand. Most units are manufactured and assembled by the Company in Georgetown, Texas.

Principles of Consolidation

The Company is the general partner of Quantum Value Partners, L.P. (QVP) which was formed as a national private equity firm for the purpose of acquiring equity interests in small- and middle -market companies, or subsidiaries or divisions of North American companies, operating in the manufacturing, distribution and service industries. Quantum Value Partners, L.P. shall commence liquidation and distribution of its assets eight years following the date of its first closing, unless terminated sooner or extended in accordance with the Partnership Agreement. As of December 31, 2004, Quantum Value Partners, L.P. had acquired equity interests in the following companies: Manitex, L.L.C. (formerly known as Quantum Equipment, L.L.C.), GT Distribution, L.L.C. (GT), and Veri-Tek International, Corp (Veri-Tek). Manitex, L.L.C. (Manitex) is a diversified industrial equipment manufacturer. Manitex designs, manufactures and markets through distributors, a line of boom truck cranes and sign cranes for the construction industry. These products are marketed under the Manitex and Manitex Skycrane brand. Most units are manufactured and assembled by the Company in Georgetown, Texas. GT Distribution, L.L.C. is a holding company with subsidiaries that sell, rent, lease and service material handling equipment; manufacture electric forklifts; and distribute industrial parts. Veri-Tek International, Corp. designs, develops and builds specialty equipment used in the manufacture of driveline components in the automotive and heavy equipment industries which identifies product defects and production problems early in its customers manufacturing process.

On January 1, 2005, Quantum Value Management bought out the limited partner interest in QVP. A member of Quantum Value Management personally purchased a portion of the interest to become the limited partner.

On February 14, 2005, Veri-Tek made an initial public offering of 30% of its stock. At the time of the IPO, the subordinated debt between QVP and Veri-Tek in the amount of $5,900,000, together with the accrued interest, converted to equity.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Principles of Consolidation (Continued)

During 2005, QVP distributed all of its assets to Quantum Value Management, its general partner. Subsequent to the distribution of assets, the stock holdings of Veri-Tek were distributed to the members of Quantum Value Management. On December 31, 2005, the equity interest in GT was distributed to the members of Quantum Value Management. Therefore, the 2005 financial statements only reflect the accounts of Quantum Value Management and Manitex, L.L.C. The results from operations of GT for 2005 are reflected in the discontinued operations section of the Statement of Income, Comprehensive Income and Members’ Equity.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company from time to time during the years covered by these consolidated financial statements may have bank balances in excess of the insured limits. Management has deemed this as a normal business risk.

Accounts Receivable/Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a monthly basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current conditions.

The Company does not accrue interest on trade receivables. A receivable is considered past due if the Company has not received payment within the terms of the sales contract. The Company will then contact the customer for all past due amounts. If no payment is received or no arrangement for payment has been made within a reasonable period, the Company will then write-off the account as uncollectible and contacts a collection agency. If any payment is made after it has been written off, the Company will then recognize a bad debt recovery.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Inventory

Inventory is stated at lower of cost or market, with cost being determined on a first in, first out basis. Maintenance, operating and office supplies are not inventoried, but are charged to expenses when purchased. The Company establishes an inventory reserved for obsolete inventory. The company periodically reviews its inventory and any inventory items which have no activity in the past year are considered to be obsolete and are subsequently written off to obsolescence expenses and included in the cost of goods sold.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of asset and the related accumulated depreciation accounts are made for property and equipment retirement and disposals, with the resulting gain or loss included in the consolidated statement of income.

Intangible Assets

Intangible assets subject to amortization consist of the following:

	December 31,
	2005	2004
Product drawings and patents net of accumulated amortization of $226,518 and $254,740 for the years Ended December 31, 2005 and 2004, respectively	$2,132,013	$9,160,993
Bank credit facility costs net of accumulated amortization of $111,111 for the year ended December 31, 2005	88,889	0

	2,220,902	9,160,993

Intangible assets not subject to amortization consist of The following:
Goodwill	711,707	1,456,003
Tradename	1,008,518	1,008,518

	1,720,225	2,464,521

	$3,941,127	$11,625,514

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Intangible Assets (Continued)

Aggregate amortization expense was $148,444 and $185,456 for the years ended December 31, 2005 and 2004. Estimated future amortization expense is as follows:

Years ending December 31,	Amount
2006	$246,124
2007	157,235
2008	157,235
2009	157,235
2010	157,235
Subsequent to 2010	1,345,838

$2,220,902

Intangible Assets not subject to amortization

Quantum Value Management, L.L.C. and subsidiaries adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangibles Assets”, which established new accounting and reporting requirements for goodwill and other intangible assets. Under SFAS No. 142, goodwill and intangible assets with indefinite useful lives are no longer amortized to expense, but are instead tested for impairment at least annually. The Company performed its impairment testing for intangible assets not subject to amortization on December 31, 2005 and 2004 and determined that there was no impairment loss in either year related to the net carrying value of the recorded intangible assets. The Company intends to reevaluate goodwill impairment on an annual basis, or when events or circumstances indicate an impairment test is necessary.

Accrued Warranties

The Company provides warranties on its products to customers. The provision for estimated claims under warranties is based on the Company’s prior experience of warranty claims. The provision is included in accrued expenses.

Depreciation

For financial reporting purposes, depreciation of property and equipment is determined on the straight -line method over the estimated useful lives of assets at acquisition. For tax reporting purposes, depreciation of property and equipment is computed using the straight -line and accelerated methods over the estimated useful lives of assets at acquisition.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Shipping and Handling

The Company records the amount of shipping and handling cost billed to customers as revenue. The cost incurred for shipping and handling has been included in the cost of sales.

Revenue Recognition

The Company recognizes revenue upon shipment of the product. Payments received in advance of shipped products are deferred until the product is shipped.

Research and Development Expenses

For the year ended December 31, 2004, Veri-Tek expenses research and development expenses as incurred. Amounts payable to third parties under product development agreements are recorded at the earlier of the milestone achievement or when payments become contractually due.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases measured by enacted tax rates.

Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of fixed assets, allowance for doubtful accounts, inventory capitalization, warranty and product liability reserves, bonus and other accruals.

Deferred tax assets and liabilities for the years ended December 31, 2005 and 2004 consist of the following:

	December 31, 2005		December 31, 2004
	Short-Term	Long-Term	Short-Term	Long-Term
Assets	$773,959	$0	$3,412,100	$0
Liabilities	0	566,715	0	1,050,200

	$773,959	$566,715	$3,412,100	$1,050,200

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Reclassification

Certain reclassifications have been made to the 2004 financial statements to conform to the 2005 presentation.

NOTE 2 — RELATED PARTY TRANSACTIONS

Accounts Receivable

During the year ended December 31, 2005 Manitex had various transactions that resulted in accounts receivable due from related parties through common ownership in the amount of $284,036. The amounts arose under ordinary business transactions.

Note Receivable

During the year ended December 31, 2005 Manitex had various transactions that resulted in notes receivable from related parties through common ownership in the amount of $5,347,640. The notes are unsecured, due on demand, and non-interest bearing. The notes are classified as short-term because repayment is expected within one year.

Accounts Payable

During the year ended December 31, 2005 Manitex had accounts payable due to a related party through common ownership in the amount of $6,727. The amount arose under ordinary business transactions.

Sales

During the year ended December 31, 2005 Manitex recorded sales to related parties through common ownership in the amount of $333,363.

Purchases

During the year ended December 31, 2005 Manitex had purchases from related parties through common ownership in the amount of $1,232,123.

Management Fees

During the year ended December 31, 2005 Manitex paid $64,800 in management fees to a related party through common ownership for the cost of shared personnel.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 3 — INVENTORY

Inventory consists of the following:

	December 31,
	2005	2004
Raw materials	$7,862,779	$6,709,566
Work-in-process	519,676	540,415
Finished goods	1,022,089	7,265,073
Chassis	988,586	2,147,572
Reserve for obsolescence	0	(492,129)

	$10,393,130	$16,170,497

NOTE 4 — PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2005	2004
Buildings and improvements	$312,161	$483,063
Land	136,009	136,009
Machinery and equipment	705,726	9,053,397
Vehicles	61,720	607,464
Office equipment	236,265	929,189
Construction in progress	335,643	0

	1,787,524	11,209,122
Less: Accumulated depreciation	350,329	6,639,125

	$1,437,195	$4,569,997

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 5 — LINES OF CREDIT

At December 31, 2005 Manitex had drawn $13,732,099 under a revolving credit agreement with a bank. Manitex is eligible to borrow up to $15,250,000 with interest at prime less .75% (prime was 7% at December 31, 2005). The maximum amount of outstanding advances is limited to the sum of 85% of the eligible accounts receivable, 75% of the eligible Canadian accounts and the lesser of 65% of eligible inventory or $7,500,000. The principal balance is due in full in December 2006. The indebtedness is collateralized by substantially all of Manitex’s assets and guaranteed by related parties. The line-of-credit has covenants pertaining to net-worth, leverage and debt-service. The Company is currently in violation of the leverage ratio covenant at December 31, 2005 for which it received a waiver from the bank.

At December 31, 2004, Manitex had drawn $11,727,682 under this revolving credit agreement. Manitex is eligible to borrow up to $14,500,000 with interest at prime plus 0.75% (prime was at 6% at December 31, 2004). The note was due on demand and was collateralized by the general assets of Manitex. The line-of-credit had certain financial covenants. At December 31, 2004, Manitex was not in compliance with certain covenants for which it received a waiver from the bank. The note was amended during the year ended December 31, 2005 as detailed above.

At December 31, 2004, Veri-Tek maintained a secured bank revolving credit facility in a total amount of $9,300,000 until February 7, 2005 when it reverted to $6,700,000. Advances on the line of credit are limited to the sum of 80% of eligible accounts receivable and 80% of eligible inventory. Each of the advances under the note bears interest at the Eurodollar based rate or prime rate as selected by Veri-Tek. At December 31, 2004, the interest rate on the prime rate advances was 5.25%. The line of credit is personally guaranteed by the shareholders and secured by personal and real property of a shareholder and accounts receivable, inventory and equipment of Veri-Tek. The balance on the line of credit as of December 31, 2004 was $6,960,370.

At December 31, 2004, GT’s principal bank credit agreement provided for borrowing s up to $750,000 as revolving credit that was due on demand. This revolving credit note was collateralized by accounts receivable, inventories, a portion of the equipment available for sale or rental, and all other equipment not otherwise collateralized. The note provided for interest at prime plus 1%. The prime rate at December 31, 2004 was 5.25%. The balance on the line of credit as of December 31, 2004 was $700,000.

At December 31, 2004, GT also had a line of credit with a finance company that provided for borrowings up to $40,000 as revolving credit that was due on demand. This note was uncollateralized and provided for interest at 13%. The balance on the line of credit as of December 31, 2004 was $39,440.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 6 — NOTES PAYABLE

At December 31 the Company has the following notes payable:

	December 31,
	2005	2004
Note payable to a third party with monthly payments of $45,099 with interest at 6%. The note was paid in full during the year ended December 31, 2005.	$—	$135,298
Note payable to a bank with interest at prime plus 1% (prime was 7.25 at December 31, 2005). The note required monthly payments of $37,500 and was secured by cash accounts of Manitex. The note was paid in full during the year ended December 31, 2005.	—	450,000
Note payable with a bank requiring quarterly payments of $20,206 plus interest at 5.25%. The note matures June 2006.	60,620	121,241
Note payable with a bank requiring quarterly payments of $60,510 plus interest at 5.25%. The note matures June 2006.	181,531	363,061
Note payable with a bank requiring monthly payments of $100,000 plus interest at prime plus 0.75%. The note matures September 2006 and is secured by general assets of Manitex.	900,000	2,100,100
GT — Notes payable to Terex Corporation, due in installments varying from $250,000 to $825,000 including interest at 6%, payable in quarterly installments, maturing November, 2013. The notes are collateralized by equipment available for sale or rental and other equipment not otherwise collateralized.	—	8,392,102

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 6 — NOTES PAYABLE (Continued)

	December 31,
	2005	2004
GT- Notes payable to finance companies, due in monthly installments of $2,222 to $20,000 including interest varying from 4.50% to 9.63%, collateralized by equipment available for sale or rental or other equipment not otherwise collateralized, and maturing at various dates through September, 2010. If the equipment is sold, the principal balance of the notes becomes immediately due.	—	933,548
GT — Note payable to a former stockholder, due in annual installments of $575,000, including interest payable at 6%, maturing April, 2006. The note is unconditionally guaranteed by Terex Corporation.	—	1,150,000
Quantum Value Management — Note payable with a bank requiring monthly interest payments on the outstanding balance at prime plus 1%. The note matures September 2006. The note is unconditionally guaranteed by members of QVM.	20,000,000	0
Manitex — Capital leases (See note 10)	311,735	0

	21,453,886	13,645,250
Less current portion of long-term debt	(21,283,571)	(2,108,162)

Long-term debt	$170,315	$11,537,088

A schedule of minimum debt payments is found under Note 10.

As of September 12, 2006, Quantum Value Management has received a verbal agreement from the bank to extend the maturity date of the $20 million note to January 2007.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 7 — ACCRUED EXPENSES

Accrued expenses consist of the following for the year ended December 31, 2005:

December 31, 2005
Product liability and warranty	$1,683,430
Payroll	476,568
Sales and excise taxes	83,436
Property taxes	416,077
Other	70,000

$2,729,511

NOTE 8 — INCOME TAXES

At December 31, income tax expense (benefit) consists of the following:

	December 31,
	2005	2004
Current	$332,043	$111,259
Deferred	132,756	(1,916,290)

	$464,799	$(1,805,031)

NOTE 9 — EMPLOYEE RETIREMENT PLANS

Manitex has a 401(k) plan that covers substantially all full-time employees over age 21. Manitex contributed $132,276 and $126,227 during the years ended December 31, 2005 and 2004, respectively.

Veri-Tek sponsors a 401(k) profit sharing plan that covers all employees of the company. The plan allows employees to withhold amounts from their pay on a pre-tax basis and invest in self-directed investment accounts. Veri-Tek has no obligation to make any contributions to the plan.

GT has adopted a 401(k) profit sharing plan for all employees not covered by the company’s collective bargaining agreement. Under the terms of the plan, eligible employees are entitled to contribute a percentage of their total compensation within limits established by the Internal Revenue Code. The company may make discretionary contributions to the plan.

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 9 — EMPLOYEE RETIREMENT PLANS (Continued)

In connection with its collective bargaining agreement with the Automobile Mechanics Local #701, GT participates with other companies in the Automobile Mechanics Union defined benefit pension plan. The plan covers all of GT’s employees that are members of the union.

NOTE 10 — CAPITAL LEASES

Manitex leases various equipment under capital leases expiring at various dates through September, 2008. At December 31, 2005 the Company owed various financing institutions $311,735 with monthly installments of $12,323, including interest at various interest rates from non-interest bearing to 14.2%. The assets and liabilities under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in the depreciation expense for the year ended December 31, 2005.

The following is a summary of the property held under capital leases:

December 31, 2005
Office equipment	$86,339
Construction in process	314,635

400,974
Less accumulated depreciation	1,203

$399,771

Interest expense in capital lease payments for the year ended December 31, 2005 amounted to $2,962.

Minimum future payments under capital leases described above and the debts described in Note 6 for the next four years and in the aggregate are:

Years ending December 31,	Amount
2006	$21,283,571
2007	140,500
2008	13,572
2009	16,243

Total minimum payments	$21,453,886

QUANTUM VALUE MANAGEMENT, L.L.C. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2005 and 2004

NOTE 11 — OPERATING LEASES

Manitex leases various equipment under operating leases expiring at various dates through January 2010 at $8,127 per month. Total rent expense for the years ended December 31, 2005 and 2004 was $97,375 and $161,000, respectively.

Minimum future payments under non-cancelable operating leases having initial or remaining terms in excess of one year as of December 31, 2005 for each of the next five years and in the aggregate are:

Years ended December 31,	Amount
2006	$36,425
2007	27,725
2008	14,777
2009	1,829
2010	152

Total minimum payments	$80,908

NOTE 12 — LITIGATION

As of December 31, 2005 and 2004, Manitex had various product -related lawsuits pending. Product liability accrual included in the consolidated balance sheet was approximately 1,166,297 and $1,683,000 respectively. In the opinion of management, after consultation with legal counsel, resolution of these matters cannot be predicted; however, management believes the accrual to be sufficient.

NOTE 13 — SUBSEQUENT EVENTS

As of May 17, 2006, Quantum Value Management, L.L.C. signed an agreement in which it plans to be purchased by Veri-Tek International Corp. The agreement called for a total consideration of approximately $35 million, which shall be paid by delivering 234,875 shares of Veri-Tek International, Corp common stock, and a promissory note for approximately $1,400,000. The remaining consideration is composed of Veri-Tek International, Corp.’s assumption of approximately $33 million of Quantum Value Management, L.L.C. and subsidiary (Manitex) indebtedness.

Subsequent to the balance sheet date, Manitex sold a building for $5,000,000. Simultaneously with this transaction, Manitex entered into a transaction to lease the building back from the purchaser. The term of the lease began in April 2006 for 144 months ending in April 2018. For the first 12 months the annual lease payment will equal $804,000 with monthly payments totaling $67,000. Subsequently, the annual lease payments will be adjusted by the applicable Consumer Price Index in effect at that time.

Exhibit 99.2 Continued

QUANTUM VALUE MANAGEMENT, LLC

AND SUBSIDIARIES

Bloomfield Hills, Michigan

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

For the year ended December 31, 2003

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

Audited Consolidated Financial Statements

For the Year Ended December 31, 2003

GOREN, BONWELL & KELLEY, P.C.

Certified Public Accountants

7031 ORCHARD LAKE ROAD, SUITE 301, WEST BLOOMFIELD, MICHIGAN 48322

(248) 737-0600 FAX (248) 737-4452

June 8, 2006

REPORT OF INDEPENDENT AUDITORS

To the Members

Quantum Value Management, LLC and Subsidiaries

We have audited the accompanying consolidated balance sheet of Quantum Value Management, LLC and Subsidiaries (a limited liability company) as of December 31, 2003, and the related consolidated statement of income, comprehensive income and members’ equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Quantum Value Management, LLC and Subsidiaries as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Goren, Bonwell & Kelley, P.C.

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED BALANCE SHEET

As of December 31, 2003

ASSETS

CURRENT ASSETS:
Cash	$1,466,893
Accounts Receivable:
Trade, net of allowance for doubtful accounts of $1,630,956	9,855,022
Other	5,293,659
Related Parties	650,380
Cost & estimated earnings in excess of billings	5,503,268
Inventory	23,229,631
Prepaid Expenses	703,993
Deferred tax assets	1,259,720

Total current assets		$47,962,566

PROPERTY AND EQUIPMENT		8,076,156

OTHER ASSETS:
Security deposits	$43,631
Intangible assets, net of accumulated amortization of $191,179	13,994,043

Total other assets		14,037,674

Total assets		$70,076,396

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Lines of credit	$13,739,992
Current portion of long-term debt	1,522,868
Accounts payable:
Trade	13,082,181
Other	3,553,210
Accrued Federal income taxes	(65,937)
Accrued state income taxes	191,733
Accrued expenses	7,023,064
Customer deposits	1,633,464

Total current liabilities		$40,680,575
DEFERRED TAXES		1,575,138

LONG TERM DEBT		18,093,175

MEMBERS’ EQUITY		9,727,508

Total liabilities and members’ equity		$70,076,396

SEE ACCOMPANYING NOTES AND ACCOUNTANTS REPORT

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND MEMBERS’ EQUITY

From January 1 to December 31

	12 Months Ended Dec. 31, 2003	Percent of Net sales
NET SALES	$86,246,977	100.00

COST OF GOODS SOLD	68,215,593	79.09

GROSS PROFIT ON SALES	18,031,384	20.91

OPERATING EXPENSES:
Manufacturing expenses	6,317,160	7.32
Sales and engineering expenses	3,567,617	4.14
Research and development costs	393,267	0.46
General and administrative expenses	7,573,856	8.78
Depreciation and amortization	1,786,771	2.07

Total operating expenses	19,638,671	22.77

OPERATING INCOME	(1,607,287)	(1.86)

OTHER INCOME (EXPENSE)
Management fees	169,477	0.20
Gain (loss) on sale of assets	2,936,889	3.41
Interest expense	(1,426,015)	(1.65)
Miscellaneous income (expense)	(9,338)	(0.01)

Total other income (expense)	1,671,013	1.94

INCOME BEFORE TAXES	63,726	0.07

Income tax benefit (expense)	(27,078)	(0.03)

Foreign currency adjustment	(54,406)	(0.06)

Statutory employee profit-sharing	(57,492)	(0.07)

NET INCOME (LOSS)	(75,250)	(0.09)

MEMBERS’ EQUITY, BEGINNING	(13,307,542)
Capital contributions – current year	23,468,713
Capital distributions – current year	(358,413)
Non-controlling interest in subsidiary	130,128

Controlling interest in equity	9,857,636
Non-controlling interest in equity	(130,128)

MEMBERS’ EQUITY, ENDING	$9,727,508

SEE ACCOMPANYING NOTES AND ACCOUNTANTS REPORT

GOREN, BONWELL & KELLEY, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

Bloomfield Hills, Michigan

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2003

CASH FLOWS FROM OPERATIONS:
Net income (loss)	$(75,250)
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	4,384
Depreciation and amortization	1,786,771
Change in accounts receivable	3,003,295
Change in other receivables	2,553,071
Change in cost & estimated earnings in excess of billings	(141,313)
Change in equipment available for sale or rental	970,747
Change in inventory	2,458,554
Change in prepaid expense	83,830
Change in deferred tax assets and liabilities	(351,282)
Net investment in sales-type leases	49,287
Change in accounts payable	2,516,880
Change in other payables	(10,483,279)
Change in accrued expenses	(5,021,686)
Change in customer deposits	1,585,749
Change in accrued tax liabilities	608
Gain on sale of assets	(2,936,889)

Net cash used in operating activities	(3,996,523)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of assets	3,414,858
Payments for purchases of subsidiaries	(26,615,506)
Acquisition of assets	(6,000,000)
Investment in patents	(854)
Payment for purchases of fixed assets	(307,016)

Net cash used in investing activities	(29,508,518)

CASH FLOWS FROM FINANCING ACTIVITIES:
Members’ capital contribution	23,468,713
Distributions to members	(358,413)
Proceeds from long-term borrowing	6,000,000
Proceeds from line of credit	9,355,224
Borrowing on subordinated debt	5,900,000
Payments on loan from Limited Partner	(11,982,274)
Repayment of long-term borrowing	(1,857,943)
Issuance of stock	100,000

Net cash provided by financing activities	30,625,307

Net decrease in cash and cash equivalents	(2,879,734)

Cash and cash equivalents at beginning of the year	4,346,627

Cash and cash equivalents at end of the year	$1,466,893

Supplemental disclosures of cash flow information
Interest paid	$1,823,357
Income taxes paid	$0

SEE ACCOMPANYING NOTES AND ACCOUNTANTS REPORT

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these consolidated financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of these consolidated financial statements.

Company Operations

The Company is the general partner of Quantum Value Partners, L.P. (QVP) which was formed as a national private equity firm for the purpose of acquiring equity interests in small- and middle -market companies, or subsidiaries or divisions of North American companies, operating in the manufacturing, distribution and service industries. Quantum Value Partners, L.P. shall commence liquidation and distribution of its assets eight years following the date of its first closing, unless terminated sooner or extended in accordance with the Partnership Agreement. As of December 31, 2003, Quantum Value Partners, L.P. had acquired equity interests in the following companies: Quantum Equipment, L.L.C. (Quantum Equipment), GT Distribution, L.L.C. (GT), and Veri-Tek International, Corp (Veri-Tek). Quantum Equipment is a diversified industrial equipment manufacturer. Quantum Equipment designs, manufactures and markets through distributors, a line of boom truck cranes and sign cranes for the construction industry. These products are marketed under the Manitex and Manitex Skycrane brand. Most units are manufactured and assembled by the Company in Georgetown, Texas. GT Distribution, L.L.C. is a holding company with subsidiaries that sell, rent, lease and service material handling equipment; manufacture electric forklifts; and distribute industrial parts. Veri-Tek International, Corp. designs, develops and builds specialty equipment used in the manufacture of driveline components in the automotive and heavy equipment industries which identifies product defects and production problems early in its customers manufacturing process.

Principles of Consolidation

The consolidated financial statements include the accounts of Quantum Value Management, L.L.C. and Quantum Value Partners, L.P. of which Quantum Value Management, L.L.C. is its general partner. Also included are the investments of Quantum Value Partners, L.P. All inter-company transactions have been eliminated in the consolidation of these financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Cash Equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

The Company from time to time during the year covered by these consolidated financial statements may have had bank balances in excess of the insured limits. Management has deemed this as a normal business risk.

Accounts Receivable/Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. On a monthly basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current conditions.

The Company does not accrue interest on trade receivables. A receivable is considered past due if the Company has not received payment within the terms of the sales contract. The Company will then contact the customer for all past due amounts. If no payment is received or no arrangement for payment has been made within a reasonable period, the Company will then write-off the account as uncollectible and contacts a collection agency. If any payment is made after it has been written off, the Company will then recognize a bad debt recovery.

Inventory

Inventory is stated at lower of cost or market, with cost being determined on a first in, first out basis. Maintenance, operating and office supplies are not inventoried, but are charged to expense when purchased. The Company establishes an inventory reserve for obsolete inventory. The company periodically reviews its inventory and any inventory items which have no activity in the past year are considered to be obsolete and are subsequently written off to obsolescence expense and included in the cost of goods sold.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of asset and the related accumulated depreciation accounts are made for property and equipment retirement and disposals, with the resulting gain or loss included in the consolidated statement of income.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Costs and Earnings in Excess of Billings

Costs and earnings in excess of billings pertain to Veri-Tek’s assembly and testing equipment business. This is the result of earned revenue on projects that are not immediately billable to the customer due to agreed upon billing arrangements.

Intangible Assets

December 31, 2003
Intangible assets subject to amortization consist of the following:
Product drawings and patents net of accumulated amortization of $191,179	$5,941,749

Intangible assets not subject to amortization consist of the following:
Goodwill	5,769,856
Tradename	1,008,518
Patents	776,443
Workforce in place	497,477

8,052,294

$13,994,043

Aggregate amortization expense was $191,179. Estimated future amortization expense is as follows:

Year ending December 31,	Amount
2004	$204,431
2005	204,431
2006	204,431
2007	204,431
2008	204,431

$1,022,155

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Intangible Assets not subject to amortization

Quantum Value Management, L.L.C. and subsidiaries adopted the provisions of the Statement of Financial Accounting Standards (“SFAS”) No.142, “Goodwill and Other Intangibles Assets”, which established new accounting and reporting requirements for goodwill and other intangible assets. Under SFAS No. 142, goodwill and intangible assets with indefinite useful lives are no longer amortized to expense, but are instead tested for impairment at least annually. The Company performed its impairment testing for intangible assets not subject to amortization on December 31, 2003 and determined that there was no impairment loss for the year related to the net carrying value of the recorded intangible assets. The Company intends to reevaluate goodwill impairment on an annual basis, or when events or circumstances indicate an impairment test is necessary.

Accrued Warranties

The Company provides warranties on its products to customers. The provision for estimated claims under warranties is based on the Company’s prior experience of warranty claims. The provision is included in accrued expenses.

Depreciation

For financial reporting purposes, depreciation of property and equipment is determined on the straight-line method over the estimated useful lives of assets at acquisition. For tax reporting purposes, depreciation of property and equipment is computed using the straight-line and accelerated methods over the estimated useful lives of assets at acquisition. A portion of depreciation expense is reported as a component of Cost of Goods Sold in GT.

Shipping and Handling

The Company records the amount of shipping and handling cost billed to customers as revenue. The cost incurred for shipping and handling has been included in the cost of sales.

Revenue Recognition

The Company recognizes revenue upon shipment of the product. Payments received in advance of shipped products are deferred until the product is shipped.

Research and Development Costs

Veri-Tek expenses research and development costs as incurred. Amounts payable to third parties under product development agreements are recorded at the earlier of the milestone achievement or when payments become contractually due.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 1 — SUMMARY OF ACCOUNTING POLICIES (Continued)

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases measured by enacted tax rates.

Deferred taxes are provided for temporary differences between financial and tax accounting, principally for differences in the basis of fixed assets, allowance for doubtful accounts, inventory capitalization, warranty and product liability reserves, bonus and other accruals.

Deferred tax assets and liabilities for the year ended December 31, 2003 consisted of the following:

	December 31, 2003
	Short-Term	Long-Term
Assets	$1,259,720	$0
Liabilities	0	1,575,138

	$1,259,720	$1,575,138

Manufacturing Operations in Mexico

Quantum Equipment owns a manufacturing company located in Acuna, Mexico. It is a wholly-owned subsidiary company of Noble, Inc. and is incorporated in Mexico under the name of Equipos de Acuna, S.A. de C.V. (Equipos). Equipos was formed to utilize the economies presented by the labor market and the tax structure available in the Republic of Mexico. The operations of Equipos consist of the manufacturing of parts and components of machinery for its parent under a maquila service agreement.

Equipos was audited by an internationally recognized firm of Mexican professional auditors. This opinion stated that the financial statements were not in conformity with accounting principles generally accepted in Mexico (MEX GAAP).

The auditors disclosed that the financial statements were not in conformity with MEX GAAP due to them having been prepared on the historical cost basis of accounting. Consequently, the comprehensive effects of inflation are not recognized as required by Bulletin B-10 “Recognition of the effects of inflation.” Additionally, the accompanying financial statements do not include the effects of deferred income taxes as required by Bulletin D-4 “Income tax, asset tax and employee statutory profit sharing” or any labor liabilities as required by Bulletin D-3 “Labor obligations,” which are required by accounting principles generally accepted in Mexico. Such effects were not quantified.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 2 — RELATED PARTY TRANSACTIONS

Accounts Receivable

During the year ended December 31, 2003 the Company had various transactions that resulted in accounts receivable due from related parties through common ownership in the amount of $650,380. The amounts arose under ordinary business transactions.

NOTE 3 — INVENTORY

Inventory consists of the following:

December 31, 2003
Raw materials	$16,088,226
Work-in-process	1,490,017
Finished Goods	4,626,611
Chassis	1,919,611
Reserve for obsolescence	(894,834)

$23,229,631

NOTE 4 — PROPERTY AND EQUIPMENT

Inventory consists of the following:

December 31, 2003
Buildings and improvements	$1,648,013
Land	229,323
Machinery and equipment	2,243,843
Vehicles	674,525
Office furniture & equipment	1,025,188
Equipment available for sale or rent	9,214,298

Total property and equipment	15,035,190
Less: Accumulated depreciation	6,959,034

Net property and equipment	$8,076,156

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 5 — LINES OF CREDIT

At December 31, 2003, Quantum Equipment had a $13,500,000 revolving line of credit with Comerica Bank, of which $4,493,378 was unused. Bank advances on the credit line are payable on demand and carry an interest rate of 0.75% over prime. The credit line is secured by substantially all of Quantum Equipment’s assets.

Veri-Tek maintains a secured bank revolving credit facility in a total amount of $6,700,000. Advances on the line of credit are limited to the sum of 80% of eligible accounts receivable and 80% of eligible inventory. Each of the advances under the note bears interest at the Eurodollar based rate or prime rate as selected by Veri-Tek. At December 31, 2003, the interest rate on the prime rate advances was 3.75%. The line of credit is personally guaranteed by the shareholders and secured by personal and real property of a shareholder and accounts receivable, inventory and equipment of Veri-Tek. The balance on the line of credit as of December 31, 2003 was $4,733,370.

NOTE 6 — NOTES PAYABLE

At December 31 the Company has the following notes payable:

December 31, 2003
GT - Notes payable to Terex Corporation, due in annual installments varying from $250,000 to $825,000 with interest at 6% through November 2013.	$8,642,102
GT - Notes payable to finance companies, due in monthly installments of $967 to $9,700 including interest varying from prime to 16.02%, maturing at various dates through February 2009.	2,252,417
GT - Note payable to a former stockholder of GT, due in installments of $575,000, including interest at 6% through April 2006.	1,725,000
GT- Note payable to Terex Corporation, due in monthly installments of $11,674 including interest at 7% through April 2005	189,354
Quantum Equipment - Note payable with a bank requiring quarterly payments of $20,206 plus interest at 4%. The note matures June 2006.	202,069

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 6 — NOTES PAYABLE (Continued)

Quantum Equipment - Note payable with a bank requiring quarterly payments of $60,510 plus interest at 4%. The note matures June 2006.	605,101
Quantum Equipment - Note payable with a bank requiring monthly payments of $100,000 plus interest at prime plus 0.75%. The note matures September 2006 and is secured by general assets of the Company.	6,000,000

19,616,043
Less current portion of long-term debt	(1,522,868)

Long-term debt	$18,093,175

Principal maturities of long-term debt are as follows:

Year ending
2004	$3,217,032
2005	2,957,284
2006	3,043,359
2007	2,239,887
2008	2,116,284
2009	6,042,197

$19,616,043

NOTE 7 — INCOME TAXES

At December 31, 2003, income tax expense consisted of the following:

Current	$378,360
Deferred	$(351,282)

NOTE 8 — LITIGATION

As of December 31, 2003, Quantum Equipment had various product -related lawsuits pending. Product liability accrual included in the consolidated balance sheet was $2,190,000 of which $1,831,000 was reserved for specific cases and $359,000 for claims incurred but not reported which were estimated by management. In the opinion of management, after consultation with legal counsel, resolution of these matters cannot be predicted; however, management believes the accrual to be sufficient.

Quantum Equipment had reserved $553,888 in warranty reserves which were based on management estimates.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 9 — LEASE COMMITMENTS

Quantum Equipment assumed a lease on real property in Lubbock, Texas related to the acquisition of Noble, Inc. with monthly lease payments of $10,833 per month. Litigation was brought by the owner of the property (Eagle -Picher Industries, Inc.) and Quantum Equipment vacated the premises on June 30, 2004 in addition to paying a settlement of $336,114. Quantum Equipment leases a warehouse in Del Rio, Texas. Rent is due monthly in the amount of $7,500 through April 1, 2005.

Quantum Equipment leases equipment with various lease terms expiring through July 31, 2008.

Veri-Tek leases its facility under an operating lease with an entity under common ownership. Monthly payments under the lease are $21,815. The lease expires September 1, 2007.

Veri-Tek leases certain equipment under an operating lease with an entity under common ownership. Monthly payments under the lease are $4,663. Veri-Tek also leases various vehicles with monthly payments ranging from $328 - $802 per month, expiring at various times through 2006.

GT currently leases its facility under an operating lease which expires on December 31, 2006. There is an option to renew the lease for one additional term of five years. Under the terms of the lease, GT is responsible for real estate taxes and all normal maintenance costs of the property. GT leases a portion of its facility to an affiliated entity under an operating lease which expires on December 31, 2006.

Net future minimum lease payments are as follows:

2004	$797,361
2005	$625,174
2006	$547,452
2007	$237,720

NOTE 10 — RETIREMENT PLANS

Quantum Equipment has a 401(k) plan that covers all full-time employees who are at least 21 years of age. Quantum Equipment contributes matching funds based on employees’ percentage of compensation contributed. The employee must be making voluntary contributions to the 401(k) plan to be eligible for the company match. Quantum Equipment matches 100% of the first 3% of compensation contributed and 50% of the next 3% of compensation contributed. Matching contributions are vested immediately.

Veri-Tek sponsors a 401(k) profit sharing plan that covers all employees of the company. The plan allows employees to withhold amounts from their pay on a pre-tax basis and invest in self-directed investment accounts. Veri-Tek has no obligation to make any contributions to the plan.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 10 — RETIREMENT PLANS (Continued)

GT has adopted a 401(k) profit sharing plan for all employees not covered by the company’s collective bargaining agreement. Under the terms of the plan, eligible employees are entitled to contribute a percentage of their total compensation within limits established by the Internal Revenue Code. The company may make discretionary contributions to the plan.

In connection with its collective bargaining agreement with the Automobile Mechanics Local #701, GT participates with other companies in the Automobile Mechanics Union defined benefit pension plan. The plan covers all of GT’s employees that are members of the union.

NOTE 11 — SUBSEQUENT EVENTS

During 2004, Quantum Equipment significantly reduced its workforce at two of its subsidiaries.

On September 3, 2004, Quantum Equipment sold all the Membership Interests of Quantum Construction Equipment, LLC which included all the company’s business operations at the Noble (Lubbock, TX) and Equipos (Acuna, Mexico) facilities. Prior to the sale, the company removed the Noble forklift unit from Quantum Construction Equipment, LLC and transferred it to a related company in Chicago, Illinois.

Subsequent to December 31, 2003, GT purchased a line of equipment and inventory from Hoist Liftruck Mfg., Inc. for $400,000.

NOTE 12 — ACQUISITIONS

On January 1, 2003, Quantum Equipment acquired the stock of Manitowoc Boom Trucks, Inc. The cost of the purchase included $9,157,028 in cash, the assumption of $9,013,610 in liabilities, and transaction costs of $238,992. Included in this purchase were intangible assets consisting of product drawings and registered tradenames. The drawings were allocated a cost basis of $1,238,530 and are being amortized over 30 years, the expected life cycle of the products represented by the drawings. The tradenames were allocated a cost basis of $1,008,518 and are not being amortized since tradename licenses are renewable and have an indefinite life.

On April 1, 2003, Quantum Equipment acquired the assets of Skycrane. The cost of the purchase included $10 in cash, the assumption of $2,630,158 in liabilities, and transaction costs of $184,500. Included in this purchase were intangible assets consisting of product drawings. The drawings were allocated a cost basis of $1,120,001 and are being amortized over 30 years, the expected life cycle of the products represented by the drawings. $711,707 of the purchase cost was allocated to goodwill. Although not subject to amortization for financial statement presentation in accordance with GAAP, the goodwill will be amortized over 15 years for tax purposes.

QUANTUM VALUE MANAGEMENT, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE 12 — ACQUISITIONS (Continued)

On January 1, 2003, Quantum Equipment acquired the assets of Noble, Inc. The cost of the purchase included $14,200,000 in cash, the assumption of $6,705,640 in liabilities, and transaction costs of $238,992. Included in this purchase were intangible assets consisting of product drawings and patents. The drawings were allocated a cost basis of $3,304,267 and are being amortized over 30 years, the expected life cycle of the products represented by the drawings. The patents were allocated a cost basis of $397,706 and are not being amortized since patents are renewable and have an indefinite life.

On October 1, 2003, Quantum Equipment acquired the assets of Filco. The purchase price was $600,000 cash. The entire purchase price was allocated to inventory. The inventory has not been sold or converted to finished goods and resided in the Del Rio, Texas warehouse.

On April 1, 2003, Quantum Equipment acquired the assets of Interpipe. The purchase price was $600,000 cash. The purchase price was allocated $129,870 to inventory, $470,130 to product drawings. The drawings are being amortized over 30 years, the expected life cycle of the products represented by the drawings.

On October 31, 2003, Veri-Tek acquired substantially all of the assets of JCJ International, Inc. (formerly known as Veri-Tek International Corporation) for $6,000,000 in cash plus the assumption of $4,935,601 of liabilities. Veri-Tek obtained financing for the purchase from an entity related by common ownership.

On November 10, 2003, a subsidiary of GT purchased the assets and liabilities of Schaeff, Inc. by assuming $3,146,358 in debt owed to Terex Corporation.